PACIFIC BOOKER MINERALS INC.
AND:
NORANDA INC.

MORRISON PROPERTY PURCHASE AGREEMENT

APRIL 19, 2004

513540-000001-539930v8

TABLE OF CONTENTS

1.0

DEFINITIONS

 2

2.0

REPRESENTATIONS AND WARRANTIES OF NORANDA

 4

3.0

REPRESENTATIONS AND WARRANTIES OF BOOKER

 5

4.0

ACQUISITION OF PROPERTY TERMS

 7

5.0

SUBJECT CONDITIONS

 9

6.0

TRANSFER OF PROPERTY AND ESCROW PROVISIONS

10

7.0

OBLIGATIONS OF BOOKER

10

8.0

TERMINATION OF AGREEMENT

11

9.0

ROYALTY

11

10.0

POWER TO CHARGE PROPERTY

12

11.0

TRANSFERS

12

12.0

CONFIDENTIAL INFORMATION

13

13.0

DEFAULT AND TERMINATION

13

14.0

NOTICES

14

15.0

REGULATORY APPROVAL

15

16.0

GENERAL

15

1.0

DEFINITIONS

 4

2.0

ACQUISITION OF PROPERTY TERMS

 4

3.0

OBLIGATIONS OF BOOKER

 4

4.0

NOTICES

 5

5.0

GENERAL

 6

PURCHASE AGREEMENT

THIS AGREEMENT is dated effective April 19, 2004

BETWEEN:

PACIFIC BOOKER MINERALS INC., a company duly incorporated under the laws of the Province of British Columbia having an office address at 1702 — 1166 Alberni Street, Vancouver, British Columbia V6E 3Z2

("Booker") AND:

NORANDA INC., a company duly incorporated under the laws of the Province of Ontario having its head office address at Suite 200, 181 Bay Street, BCE Place, Toronto, Ontario M5J 2T3

("Noranda")

WHEREAS:

A.

The parties have entered into an Option and Joint Venture Agreement dated October 22, 1997 (the "October Agreement") respecting the Morrison Property and the Hearne Property as referred to in the October Agreement;

B.

The parties wish to terminate the October Agreement and enter into this Agreement;

C.

Noranda is prepared to sell to Booker and Booker wishes to purchase from Noranda all of Noranda's interest in the Morrison Property including the Royalty as referred to in the October Agreement;

D.

Noranda is the beneficial owner of the Erin #1 mineral claim (the "Morrison Property") located under the Mineral Tenure Act (British Columbia) located in the Omineca Mining Division, as more particularly described in Schedule "A" hereto; and

E.

E.

Noranda has agreed to sell to Booker and Booker has agreed to purchase from Noranda all the interest of Miranda in and to the Property, by making payments to Noranda and completing share issuances to Noranda, all as herein provided.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10 now paid by Booker to Noranda and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by Noranda, the parties agree as follows:

1.0

DEFINITIONS

1.1

In this Agreement, except as otherwise expressly provided or as the context otherwise requires:

"Agreement" means this Agreement, including the Schedules hereto, as amended or supplemented from time to time.

"Commencement of Commercial Production" means the commercial exploitation of Mineral Products from the Property or any part as a mine, but does not include milling for the purpose of testing or milling by a pilot plant. Commercial Production shall be deemed to have commenced on the earliest of:

(a)

if a plant is located on the Property, the last day of a period of 60 consecutive days in which Mineral Products have been processed through such plant at an average rate not less than 75% of the initial design rated capacity of such plant; or

(b)

if no plant is located on the Property, the first day of the month following the first period of 30 consecutive days during which Mineral Products have been shipped from the Property on a regular basis for the purpose of processing and earning revenue.

"Exchange" means TSX Venture Exchange.

"Property" means the mineral claim described in Schedule "A" (the Morrison Property), and all mining leases and other mining interests derived from any such claims, and a reference herein to a mineral claim comprised in the Property includes any mineral leases or other interests into which such mineral claim may have been converted.

2

"Royalty" means the royalty referred to in the October Agreement which for greater certainty any such Royalty that could have arisen under the October Agreement ceases to exist upon the conditions of Section 5.1 being satisfied and the receipt by Noranda of the payment under Section 4.2(a)(i) and issuance and delivery of the shares and warrants under Sections 4.2(b) and 4.2(c), respectively.

1.2

The headings are for convenience only and are not intended as a guide to interpretation of this Agreement or any portion thereof.

1.3

The word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope.

1.4

All accounting terms not otherwise defined herein have the meanings assigned to them, and all calculations to be made hereunder are to be made, in accordance with Canadian generally accepted accounting principles applied on a consistent basis.

1.5

In this Agreement, except as otherwise specified, all references to currency mean Canadian currency.

1.6

A reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

1.7

A reference to an entity includes any successor to that entity.

1.8

Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

1.9

A reference to "approval", "authorization" or "consent" means written approval, authorization or consent.

3

2.0

REPRESENTATIONS AND WARRANTIES OF NORANDA

2.1

Noranda represents and warrants to Booker that:

(a)

it has been duly incorporated under the Ontario Business Corporations Act and validly exists as a company in good standing under the laws of Ontario and is, under the laws of British Columbia legally entitled to hold the Property and all mineral claims comprised therein, and will remain so entitled until all interests of Noranda in the Property including the Royalty have been duly transferred to Booker as contemplated hereby;

(b)

 it is, and at the time of each transfer to Booker of the mineral claim comprising the Property it will be, the beneficial owner of the mineral claim comprising the Property free and clear of all liens, charges and claims of others and no taxes or rentals are due in respect of any thereof save and except for the October Agreement or any liens, charges and claims that may have arisen from Booker's activities on the Property;

(c)

to the best of Noranda's knowledge, there is no adverse claim or challenge against or to the ownership of or title to any of the mineral claims comprising the Property, nor to the knowledge of Noranda is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, and no person other than Noranda, pursuant to the provisions hereof, has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Property;

(d)

to the best of Noranda's knowledge, there is no outstanding directive or order or similar notice issued by any regulatory agency, including agencies responsible for environmental matters, affecting the Property or Noranda nor is there any reason to believe that such an order, directive or similar notice is pending;

(a)

it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of, the Articles or the constating documents of Noranda or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which Noranda is a party or by which it is bound or to which it may be subject;

4

(f)

no proceedings are pending for, and Noranda is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding-up of Noranda or the placing of Noranda in bankruptcy or subject to any other laws governing the affairs of insolvent persons; and

(g)

the Property is not the whole or substantially the whole of the undertaking of Noranda.

2.2

The representations and warranties contained in Section 2.1 are provided for the exclusive benefit of Booker, and a breach of any one or more thereof may be waived by Booker in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 2.1 will survive the execution hereof.

3.0

REPRESENTATIONS AND WARRANTIES OF BOOKER

3.1

Booker represents and warrants to Noranda that:

(a)

it has been duly incorporated and validly exists as a corporation in good standing under the laws of British Columbia and is lawfully qualified to do business and to hold mineral claims and real property in the Province of British Columbia;

(b)

it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of, the Articles or the constating documents of Booker or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which Booker is a party or by which it is bound or to which it may be subject;

(a)

it is in good standing in accordance with all applicable securities and regulatory authorities to which it is subject;

(b)

Booker is a "reporting issuer" under the securities laws of British Columbia and Alberta;

(e)

the common voting shares ("shares") of Booker are listed and posted for trading on the Exchange;

(f)

on their issuance, the shares to be issued pursuant to the warrants will be validly reserved for issuance, and upon exercise of the warrants in accordance with the terms thereof; the shares shall be issued as fully paid and non-assessable common shares of Booker;

(g)

on their issuance, the shares to be issued pursuant to the warrants will have been conditionally approved for listing on the Exchange, subject to Booker fulfilling all of the requirements of the Exchange in connection therewith;

(h)

Booker will cause the issuance of the shares pursuant to the warrants, fulfill all legal requirements (including, without limitation, compliance with all applicable securities laws) to be fulfilled by Booker to enable the shares to be offered for sale and sold in the Province of British Columbia pursuant to prospectus and registration exemptions under applicable securities legislation;

(i)

none of the execution and delivery of the warrants, nor the fulfillment of the terms hereof, nor the issue of the warrants by Booker, conflicts with or will conflict with or results or will result in a breach of any of the terms, conditions or provisions of the constating documents of Booker, resolutions of Booker's shareholders and directors, or any material licence or permit issued to Booker, or any material agreement or instrument to which Booker is a party; and

(j)

this Agreement will, on the Closing Date, be a legal, valid and binding obligation of Booker, enforceable against Booker in accordance with its terms except that:

(i)

the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally;

(i)

  equitable remedies including, without limitation, specific performance and injunction may be granted only in the discretion of a court; and

(ii)

 rights of indemnity, contribution and waiver of contribution may be limited under applicable law.

3.2

The representations and warranties contained in Section 3.1 are provided for the exclusive benefit of Noranda and a breach of any one or more thereof may be waived by Noranda in whole or in part at any time without prejudice to it rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 3.1 will survive the execution hereof.

6

4.0

ACOUISITION OF PROPERTY TERMS

4.1

Noranda hereby grants and transfers to Booker all of its interest in the Property free and clear of all charges, encumbrances and claims, subject to and on the condition that Booker shall make the payments, warrant issue and share issuances set out in section 4.2 and 4.3.

4.2

Booker shall:

(a)

make payments to Noranda in the following amounts and by the times described:

(i)

$1,000,000 on or before the expiry of 60 days from the execution of this Agreement;

(ii)

$1,000,000 on or before the expiry of 18 months from the execution of this Agreement; and

(iii)

$1,500,000 on or before the expiry of 36 months from the execution of this Agreement;

(b)

on or before the expiry of 60 days from the execution of this Agreement issue 250,000 shares in the capital of Booker to Noranda at a deemed price to be determined by the issuance by Booker of a private placement proposed by Booker in accordance with Exchange policies; and

(c)

on or before the expiry of 60 days from the execution of this Agreement issue 250,000 warrants to Noranda for the purchase of 250,000 common voting shares of Booker at a price of $4.05 per share exercisable for a two year period from the date of issuance.

4.3

      (a)

Booker shall issue 250,000 common voting shares of Booker to Noranda on or before Commencement of Commercial Production.

(b)

In the event that the average trading price over the 10 day period preceding such occurrence under Section 4.3(a) is less than $4.00 per share, Booker agrees to pay the difference between $1,000,000 and the average trading price which is less than $4.00 per share multiplied by 250,000 shares on such occurrence in cash to Noranda.

4.4     (a)

Noranda understands that the shares to be issued pursuant to Sections 4.2 and 4.3 may be subject to a "hold period" or other resale restrictions under applicable securities legislation and the policies of the Exchange and may not be resold until the expiry of such hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policies and that Booker may cause a legend to such effect to be placed on the certificates representing the shares.

(b)

No representation has been made to it regarding the present or future value of the shares.

(c)

Noranda is aware that it is not acquiring the shares and warrants hereunder pursuant to a prospectus and as a result:

(i)

it is restricted from using most of the civil remedies available under applicable securities legislation;

(i)

it will not receive information that would otherwise be required to be provided to it under applicable securities legislation;

(ii)

Booker is relieved of certain obligations that would otherwise apply under applicable securities legislation; and

(iii)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the shares or warrants.

(d)

Noranda understands that the delivery of the shares and warrants is conditional upon such delivery being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such delivery without the requirement of filing a prospectus.

(e)

If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, Noranda will execute, deliver, file and otherwise assist Booker in filing, such reports, undertakings and other documents with respect to the issue or continued ownership of the shares and warrants as may be required.

(f)

Noranda will comply with all applicable securities legislation, regulations, rules, orders, policies or other laws concerning the purchasing, holding and resale or

8

other disposition of the shares and warrants, including the execution and filing of any required reports. In particular, Noranda will not resell or otherwise transfer or dispose of any of the shares and warrants except in accordance with the provisions of all applicable securities laws.

4.5

Subject to section 11.3, in the event of a change in capitalization affecting the shares, such as a subdivision, consolidation or reclassification of the shares or other relevant changes in shares, including any adjustment arising from a merger, acquisition or plan of arrangement, such proportionate adjustments, if any, appropriate to reflect such change shall be made by Booker with respect to the number of shares to be issued to Noranda.

4.6

Any of the payments and share issuances may be accelerated at Booker's election and Noranda's security interest as set out in Section 6.2 shall be redeemed and cancelled once such consideration is made in full.

5.0

SUBJECT CONDITIONS

5.1

This Agreement is subject to Booker's arranging of a private placement to make the payment to Noranda of $1,000,000 referenced in Section 4.2(a)(i) and receipt of the Exchange's approval referred to in Section 15.0.

5.2

When the payment under Section 4.2(a)(i) is made and the shares and warrants under Sections 4.2(b) and 4.2(c), respectively, are issued, a 100% interest in the Property shall vest in Booker free and clear of all charges, encumbrances and claims of Noranda subject only to the obligations of Booker to make the additional payments under Section 4.2(a) and issue shares in the event of the occurrence set out in Section 4.3, which obligations are firm and not optional and which shall remain secured in favour of Noranda by the escrow provisions under Section 6.2.

5.3

Booker is purchasing the Property from Noranda on the basis that Noranda makes no representations or warranties as to the Property or its condition other than as set out herein and Booker shall assume full and sole responsibility for the Property, including without limitation any environmental or reclamation matters related thereto.

9

6.0

TRANSFER OF PROPERTY AND ESCROW PROVISIONS

6.1

Concurrently with the delivery of the payment under Section 4.2(a)(i) and the delivery of the shares and warrants under Sections 4.2(b) and 4.2(c) ("Closing Date") Noranda will deliver to Booker a duly executed quit claim of the Property in favour of Booker.

6.2

To secure Noranda's receipt of full payment for the Property, Booker agrees to execute a re-transfer of a 100% interest in the Property in favour of Noranda, such transfer to be held in escrow by a mutually acceptable third party. In the event Booker fails to complete the payments or delivery of shares and warrants set out in Section 4.2 or fails to issue and deliver the shares as set out in Section 4.3 herein, such transfer shall be delivered to Noranda and in addition to any other rights or remedies available to Noranda, Noranda shall be entitled to register such transfer if it so elects and in the event that Booker completes the payments and share issuances, such transfer will be returned to Booker. The parties agree to execute an escrow agreement in terms to be agreed upon between them as negotiated in good faith.

6.3

A memorandum of this Agreement attached hereto as Schedule "B" shall, upon the written request of any party, be recorded in the office of any governmental agency so requested, in order to give notice to third parties of the respective interests of the parties in the Property and this Agreement, particularly notice of Noranda's right to payment and share issuances. Each party hereby covenants and agrees with the requesting party to execute such documents as may be necessary to perfect such recording.

7.0

OBLIGATIONS OF BOOKER

7.1

Prior to the satisfaction by Booker of all of its obligations under Section 4.2 and Section 4.3 Booker shall:

(a)

maintain in good standing the mineral claim comprised in the Property that is in good standing on the date hereof by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claim free and clear of all liens and other charges arising from Booker's activities thereon except those at the time contested in good faith by Booker;

(b)

permit the directors, officers, employees and designated consultants of Noranda, at their own risk and cost, access to the Property and to all technical records and other factual and engineering data relating to the Property which is in the possession of Booker at all reasonable times subject always to Section 13.0, if Noranda agrees to indemnify Booker against and to save Booker harmless from all costs, claims, liabilities and expenses that Booker may incur or suffer as a result of any injury (including injury causing death) to any director, officer, employee or designated consultant of Noranda while on the Property;

(a)

 do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority; and

(b)

indemnify and save Noranda harmless in respect of any and all costs, claims, liabilities and expenses arising out of Booker's activities on the Property and, without limiting the generality of the foregoing will, during the currency of this Agreement, carry not less than $5,000,000 in third party liability insurance in respect of its operations on the Property for the benefit of Booker and Noranda as their interests appear; provided that Booker will incur no obligation thereunder in respect of claims arising or damages suffered in the event that 'Noranda has elected to acquire title to the Property because of the failure of Booker to complete the payments under Section 4.2 or share issuances under Section 4.3, if upon such acquisition by Noranda workings on or improvements to the Property made by Booker are left in a safe condition.

8.0

TERMINATION OF AGREEMENT

8.1

If the Agreement is terminated otherwise than upon the exercise thereof pursuant to Section 5.2, at Noranda's election, Booker will deliver to Noranda a bill of sale in connection with the re-transfer referenced in Section 6.2 whereby the right, title and interest in the Property has been transferred to Noranda or its nominee or nominees, free and clear of all claims, liens or charges of Booker or arising from Booker's activities on the Property including without limitation, no obligation to refund or reimburse Booker for any payments received under Section 4.2(a) or shares or warrants issued under Sections 4.2(b) and 4.2(c).

9.0

ROYALTY

9.1

For greater certainty, the Royalty, and any rights associated with the creation thereof shall cease to exist upon the conditions of Sections 5.1 and 15.0 being satisfied and Noranda's receipt of payment under Section 4.2(a)(i) and receipt of shares and warrants under Sections 4.2(b) and 4.2(c).

11

10.0

POWER TO CHARGE PROPERTY

10.1

At any time after the conditions in Section 5.1 have been satisfied and Noranda's receipt of payment under Section 4.2(a)(i) and receipt of shares and warrants under Sections 4.2(b) and 4.2(c), Booker may grant mortgages, charges or liens (each a "mortgage") of and upon the Property or any portion thereof, any mill or other fixed assets located thereon, and any or all of the tangible personal property located on or used in connection with the Property to secure financing of development of the Property, provided that, unless otherwise agreed to by Noranda it will be a term of each mortgage that the mortgagee or any person acquiring title to the Property upon enforcement of the mortgage will hold the same subject and subordinate to the rights of Noranda hereunder as if the mortgagee or any such person had executed this Agreement as party of the first part with the obligations under Sections 4.2 and 4.3 having priority over any such mortgage.

11.0

TRANSFERS

11.1

Booker may at any time, sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and this Agreement provided that any purchaser, grantee or transferee of any such interest will have first delivered to Noranda its agreement related to this Agreement and to the Property, containing:

(a)

a covenant by such transferee to perform all the obligations of Booker to be performed under this Agreement in respect of the interest to be acquired by it from Booker to the same extent as if this Agreement had been originally executed by Booker and such transferee as joint and several obligors making joint and several covenants; and

(b)

a provision subjecting any further sale, transfer or other disposition of such interest in the Property and this Agreement or any portion thereof to the restrictions contained in this Section 11.1.

11.2

No assignment by Booker of any interest less than its entire interest in this Agreement and in the Property will, as between Booker and Noranda, discharge it from any of its obligations hereunder.

11.3

In the event that Booker sells or transfers or agrees to sell or transfer a 50% or more interest in the Property, or has a change in control of more than 50% in its shareholding, the payments due to Noranda set out in Section 4.2 and share issuance in Section 4.3 shall become immediately due and payable on closing of the transaction or change in control.

12

12.0

CONFIDENTIAL INFORMATION

12.1

No information furnished by Booker to Noranda hereunder in respect of the activities carried out on the Property by Booker, or related to the sale of product derived from the Property, will be disclosed or published by Noranda without the written consent of Booker, but such consent in respect of the reporting of factual data will not be unreasonably withheld, and will not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws. This provision shall apply for the term of this Agreement and for a period of three years thereafter. This provision shall not apply to information which becomes part of the public domain provided that it does not become part of the public domain by the actions of a party hereto in contravention of its obligation to keep such information confidential.

12.2

Nothing in this Section shall prevent a party from disclosing information to a third party for purposes of corporate reorganization, financing, review of materials, data and results by a consultant and like matters provided that such third party agrees to be bound by these provisions of confidentiality.

12.3

In the event a party is required pursuant to applicable securities or corporate laws to publicly disclose information by way of a news release or similar disclosure, it shall provide one business day's notice to the other party who shall have the right, acting reasonably, to make changes to the proposed dissemination of information. The party disclosing information must act reasonably and take into account such comments prior to the issuance of such information.

13.0

DEFAULT AND TERMINATION

13.1

Notwithstanding Sections 4.2 and 4.3, if at any time Booker fails to perform any obligation required to be performed hereunder or is in breach of a warranty given herein, which failure or breach materially interferes with the implementation of this Agreement, Noranda may terminate this Agreement but only if

(a)

it first gives to Booker a notice of default containing particulars of the obligation which Booker has not performed, or the warranty breached; and

(b)

Booker does not, within 30 days after delivery of such notice of default, cure such default or begin proceedings to cure such default by appropriate payment or performance (Booker hereby agreeing that should it so begin to cure any default it will prosecute the same to completion without undue delay).

13

13.2

If Booker fails to comply with the provisions of Section 13.1(b), including with respect to making payments under Section 4.2, Noranda may thereafter terminate this Agreement, and the provisions of Section 8.0 will then be applicable.

13.3

If Booker fails to comply with the provisions of Section 13.1(b) respecting the issuance of shares under Section 4.3, Noranda's right will be limited to specific performance of the covenant to issue shares or the payment of an amount that is the greater of $1,000,000 or the value of Booker shares as listed on the Exchange at the Commencement of Commercial Production.

14.0

NOTICES

14.1

Each notice, demand or other communication required or permitted to be given under this Agreement will be in writing and will be sent by prepaid registered mail deposited in a post office in Canada addressed to the party entitled to receive the same, or delivered to such party, at the address for such party specified or by facsimile, in each case addressed as applicable as follows:

(a)

If to Booker at:

1702 -1166 Alberni Street

Vancouver, British Columbia

V6E 3Z2

Attention:

President

Facsimile:

(604) 687-5995

with a copy to

Fraser Milner Casgrain LLP

1500 – 1040 West Georgia Street

Vancouver, British Columbia

V6E 4H8

Attention:

Brian E. Abraham

Facsimile:

(604) 683-5214

(b)

If to Noranda at:

Suite 200, 181 Bay Street, BCE Place

Toronto, Ontario

M5J 2T3

Attention:

Corporate Secretary

Facsimile:

(416) 982-7490

with a copy to

Attention:

Senior Vice President, Business Development

Facsimile:

(416) 982-6902

or to such other address as is specified by the particular party by notice to the others.

14.2

The date of receipt of such notice, demand or other communication will be the date of delivery thereof if delivered or the date of sending it by facsimile, or, if given by registered mail as aforesaid, will be deemed conclusively to be the third day after the same will have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt will be the date on which the notice, demand or other communication is actually received by the addressee.

14.3

Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

15.0

REGULATORY APPROVAL

15.1

This Agreement is subject to regulatory approval by the Exchange, such approval to be obtained on or before 45 days from the date of this Agreement. In the event such approval is not obtained by that date the parties may mutually agree to extend the time for approval for an additional 60 days. If approval is not obtained, this Agreement will be of no further effect.

16.0

GENERAL

16.1

This Agreement will supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

15

16.2

No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance of such other of its obligations hereunder will be deemed or construed to be a consent to or a waiver of any other breach or default.

16.3

The parties will promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties in the Property.

16.4

This Agreement and any other writing delivered pursuant hereto may be executed in any number of counterparts with the same effect as if all parties to this Agreement or such other writing had signed the same document and all counterparts will be construed together and will constitute one and the same instrument.

16.5

This Agreement will be governed and construed according to the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereby attorn to the jurisdiction of the Courts of British Columbia in respect of all matters arising hereunder.

16.6

This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed on behalf of the parties by their duly authorized officers in that behalf.

SCHEDULE "A"

This is Schedule "A" to that Agreement dated April 19, 2004 between Pacific Booker Minerals Inc. and Noranda Inc.

CLAIM NAME

TENURE NUMBER (UNITS)

EXPIRY DATE

ERIN 1

383070 (20)

November 21, 2007

SCHEDULE "B"
Memorandum of Agreement

PACIFIC BOOKER MINERALS INC.
AND.
NORANDA INC.

MORRISON PROPERTY
MEMORANDUM OF AGREEMENT

APRIL 19, 2004

TABLE OF CONTENTS

1.0

DEFINITIONS

B-4

2.0

ACQUISITION OF PROPERTY TERMS

B-4

3.0

OBLIGATIONS OF BOOKER

B-4

4.0

NOTICES

B-5

5.0

GENERAL

B-6

MEMORANDUM OF AGREEMENT

THIS AGREEMENT is dated effective April 19, 2004

BETWEEN:

PACIFIC BOOKER MINERALS INC., a company duly incorporated under the laws of the Province of British Columbia having an office address at 1702 — 1166 Alberni Street, Vancouver, British Columbia V6E 3Z2

("Booker") AND:

NORANDA INC., a company duly incorporated under the laws of the Province of Ontario having its head office address at Suite 200, 181 Bay Street, BCE Place, Toronto, Ontario M5J 2T3

("Noranda")

WHEREAS:

A.

Noranda is the beneficial owner of the Erin 1 mineral claim (the "Morrison Property") located under the Mineral Tenure Act (British Columbia) located in the Omineca Mining Division, as more particularly described in Schedule "A" hereto; and

B.

Noranda is prepared to sell to Booker and Booker wishes to purchase from Noranda all of Noranda's interest in the Erin 1 mineral claim by making payments and issuing shares to Noranda.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10 now paid by Booker to Noranda and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by Noranda, the parties agree as follows:

1.0

DEFINITIONS,

1.1

In this Agreement, except as otherwise expressly provided or as the context otherwise requires:

"Agreement" means this Agreement, including the Schedules hereto, as amended or supplemented from time to time.

"Property" means the Erin 1 mineral claim.

2.0

ACQUISITION OF PROPERTY TERMS

2.1

Noranda hereby grants and transfers to Booker all of its interest in the Property free and clear of all charges, encumbrances and claims, subject to and on the condition that Booker shall make the payments, warrant issue and share issuances set out below.

2.2

Booker shall:

(a)

make payments to Noranda of $3,500,000;

(a)

issue 250,000 shares in the capital of Booker to Noranda;

(c)

issue 250,000 warrants to Noranda for the purchase of 250,000 common voting shares of Booker; and

(d)

issue 250,000 common voting shares of Booker to Noranda on or before commencement of commercial production.

3.0

OBLIGATIONS OF BOOKER

3.1

Booker shall:

(a)

maintain in good standing the mineral claim by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claim free and clear of all liens and other charges arising from Booker's activities thereon except those at the time contested in good faith by Booker;

(a)

permit the directors, officers, employees and designated consultants of Noranda, at their own risk and cost, access to the Property and to all technical records and other factual and engineering data relating to the Property; and

B-4

(c)

do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority.

4.0

NOTICES

4.1

Each notice, demand or other communication required or permitted to be given under this Agreement will be in writing and will be sent by prepaid registered mail deposited in a post office in Canada addressed to the party entitled to receive the same, or delivered to such party, at the address for such party specified or by facsimile, in each case addressed as applicable as follows:

(a)

If to Booker at:

1702 -1166 Alberni Street

Vancouver, British Columbia

V6E 3Z2

Attention:

President

Facsimile:

(604) 687-5995

with a copy to

Fraser Milner Casgrain LLP

1500 – 1040 West Georgia Street

Vancouver, British Columbia

V6E 4H8

Attention:

Brian E. Abraham

Facsimile:

(604) 683-5214

(a)

If to Noranda at:

Suite 200, 181 Bay Street, BCE Place

Toronto, Ontario M5J 2T3

Attention:

Corporate Secretary

Facsimile:

(416) 982-7490

with a copy to

Attention:

Senior Vice President, Business Development

Facsimile:

(416) 982-6902

or to such other address as is specified by the particular party by notice to the others.

4.2

The date of receipt of such notice, demand or other communication will be the date of delivery thereof if delivered or the date of sending it by facsimile, or, if given by registered, mail as aforesaid, will be deemed conclusively to be the third day after the same will have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt will be the date on which the notice, demand or other communication is actually received by the addressee.

4.3

Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

5.0

GENERAL

5.1

This Agreement will be governed and construed according to the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereby attorn to the jurisdiction of the Courts of British Columbia in respect of all matters arising hereunder.

5.2

This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed on behalf of the parties by their duly authorized officers in that behalf.

Per:  _____________________

          Authorized Signatory

Per:  _____________________

          Authorized Signatory

NORANDA INC.

Per:  _____________________

          Authorized Signatory

Per:  _____________________

          Authorized Signatory

SCHEDULE "A"

This is Schedule "A" to that Agreement dated April 19, 2004 between Pacific Booker Minerals Inc. and Noranda Inc.

CLAIM NAME                TENURE NUMBER (UNITS)              EXPIRY DATE

ERIN 1

                                        383070 (20)

                         November 21, 2007